Social and statutory obligations	12 Months Ended
Dec. 31, 2020
Subclassifications of assets, liabilities and equities [abstract]
Social and Statutory obligations	Social and Statutory obligations
Social and Statutory obligations is mainly composed from the Group sharing program for its employees which does not extend to the Executive Board. As of December 31, 2020, the balance of unrealized gains on the balance sheet under the "Social and statutory obligations” line item is R$667,448 (R$492,723 as of December 31, 2019).

	2020	2019

Obligations to non-controlling interest	82,524	35,666
Employee profit-sharing (a)	483,378	395,568
Salaries and other benefits payable	101,546	61,489
Total	667,448	492,723

(a)	The Group has a bonus scheme for its employees based on profit sharing program as agreed under collective bargaining with the sindicate, which does not extend to the Executive Board. The bonus is calculated at each half of the year and payments made in the February and August.